                                                                  Exhibit 4.2

64928

  COMMON SHARES                                        COMMON SHARES

     NUMBER                                                SHARES
      IPR
                                                      CUSIP 462628 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                              [iPRINT.com LOGO]

                               iPrint.com, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001
PER SHARE, OF
-------------------------------                  -------------------------------
------------------------------- iPrint.com, inc. -------------------------------
------------------------------                   -------------------------------

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE EXECUTED AND ATTESTED TO BY THE MANUAL OR FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS, UNDER A FACSIMILE OF ITS CORPORATE SEAL TO BE AFFIXED HERETO.

Dated:

/s/ James P. McCormick                            /s/ Royal P. Farros

      SECRETARY                             CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                iPrint.com, inc.
                                    CORPORATE
                                       SEAL
                                     NOV. 12,
                                       1999
                                     DELAWARE


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                  (NEW YORK, N.Y.)
                            TRANSFER AGENT AND REGISTRAR
BY

                                   AUTHORIZED SIGNATURE



                          AMERICAN BANK NOTE COMPANY.


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                                iPrint.com, inc.

   Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entireties
   JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT -                    Custodian
                    -------------------         -------------------
                          (Cust)                      (Minor)
                    under Uniform Gifts to Minors
                    Act
                       --------------------------------------------
                                          (State)


     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED,                        HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          SHARES
---------------------------------------------------------------------
OF COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
                                                                        ATTORNEY
---------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     ------------------------------------

IN PRESENCE OF

X
  ----------------------------------------

X
  ----------------------------------------
NOTICE:
  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:


By
   ---------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.